                                                                   EXHIBIT 10.15


                               PURCHASE AGREEMENT

AGREEMENT dated as of May 2, 2000 by and between Paramount Operations Inc. (Formerly known as Paramount Financial Corporation and Paramount Computer Leasing Corporation), a Delaware corporation having its principal office and place of business at One Jericho Plaza, Jericho, New York 11753 ("Seller"), and Stamford Computer Group Inc., a Connecticut corporation having its principal office and place of business at 74 West Park Place, Stamford, CT 06901 ("Buyer").

                                   WITNESSETH:

That in consideration of the mutual undertakings herein contained, the parties agree as follows:

         1. SALE. Seller agrees to sell and Buyer agrees to purchase from Seller the equipment (the "Equipment") listed on Schedule A attached hereto (the "Schedule") and incorporated herein by reference. The term "Equipment" as used in this Agreement shall not include the "Inapplicable Items" (as defined below), and notwithstanding anything to the contrary contained in this Agreement, Seller is not transferring any interest in the Inapplicable Items.

         2. PURCHASE PRICE. The purchase price of the Equipment shall be the sum of (i) and (ii) referred to in the next sentence. Buyer shall pay such purchase price (i) by a cash payment to Seller in the amount of $700,114.00 and (ii) by Buyer assuming Seller's obligations with respect to, and Buyer taking title to the Equipment subject to, the liens (the "Liens") held by the lenders ("Lenders") as described on the Schedule (the "Liens"), which Liens secure outstanding debt in the aggregate outstanding principal amount of $______(as of the dates set forth on the Schedule). The cash payment to be made to Seller in
(i) above shall be paid on or before May __, 2000 by wire transfer to Seller (in accordance with wire transfer instructions to be given to Buyer) of a cash payment in the amount of $700,114.00. The date such wire transfer is made is sometimes called the "Closing Date".

         3. DELIVERY. Buyer shall accept delivery of the Equipment at the locations specified in the Leases (as hereinafter defined).

         4. TITLE. Title to the Equipment will be free and clear of all liens, leases, claims and encumbrances of any kind except for the Liens and the rights of the lessees ("Lessees") under the leases described on the Schedule (the "Leases"). Simultaneously with the receipt by Seller of such wire transfer, (i) Seller shall deliver to Buyer a bill of sale for the Equipment (the "Bill of Sale"), in the form annexed hereto as Exhibit A, transferring title thereto to Buyer free and clear of all liens, leases, claims and encumbrances of any kind other than the Liens and the rights of the Lessees under the Leases and (ii) Buyer and Seller will enter into an Assignment and Assumption Agreement (the "Assignment Agreement"), in the form annexed hereto as Exhibit B, pursuant to which all rights of Seller as lessor under the Leases will be assigned to Buyer, free and clear of all liens, claims and encumbrances other than the Liens and the rights of the Lessees under the Leases. Additionally, simultaneously with the receipt by Seller of such wire transfer, Seller shall deliver to Buyer (i) notices, in the form of Exhibits C-1 and C-2 hereto, addressed to the Lessees under the Funded Leases (as hereinafter defined) and signed by Seller (ii) notices, in the form of Exhibit D hereto, addressed to the Lessees under the Unfunded Leases (as hereinafter defined) and signed by the Seller and (iii) notices, in the form of Exhibit E hereto, addressed to the Lenders under the Funded Leases and signed by Seller. Additionally, simultaneously with the receipt by Seller of such wire transfer, (i) Buyer and Seller shall enter into a letter agreement, in the form of Exhibit F hereto, pursuant to which Buyer shall agree to lend possession to Seller of the original master leases referred to in such letter and (ii) Buyer and Seller shall enter into a letter agreement, in the form of Exhibit G hereto, pursuant to which Seller shall agree to lend possession to Buyer of the original master lease with Cendant Operations Inc. Title to the Equipment and the Leases will not transfer prior to receipt by Seller of such wire transfer in the amount of $700,114.00. The term "Unfunded Leases" means any Leases designated on the Schedule as "Unfunded Leases". The term "Funded Leases" means any Leases which are not Unfunded Leases.

         5. SUBORDINATION. Buyer hereby agrees that its interest in the Equipment and the Leases will be subject and subordinate in all respects to the Liens and the rights of the Lessees under the Leases. Effective upon delivery of the Bill of Sale, Seller hereby assigns to Buyer, and Buyer hereby assumes and agrees to perform, all obligations of Seller under the Liens and the debts secured thereby and all documents or instruments related thereto. Without limiting the generality of the foregoing, Buyer hereby agrees (effective upon the passage of title) not to take any action or omit to take any action which would cause a default or breach (i) under any of the Leases or (ii) under any documents related to any of the Liens or any of the debts secured thereby. Without limiting the generality of the foregoing, in the event that either party receives any payment under a Funded Lease which belongs to a Lender, such party will immediately forward such payment to such Lender. Seller and Buyer each hereby agrees to exert commercially reasonable efforts (i) to promptly obtain the consents of the Lenders to the transactions described herein and (ii) to promptly obtain the releases by the Lenders of the Seller from any of Seller's obligations related to the Liens (or any debts secured thereby), including (without limitation) to promptly execute and deliver to the Lenders any documents or instruments reasonably required by any of the Lenders in connection therewith. Seller and Buyer shall equally bear and promptly pay to the Lenders any reasonable fees charged by the Lenders in connection with obtaining such consents. Additionally, Seller and Buyer each hereby agrees to exert commercially reasonable efforts to obtain acknowledgements from the Lessees of the transactions described herein (in substantially the form annexed hereto as Exhibits C-1, C-2 and D), including (without limitation) to promptly execute and deliver to the Lessees any documents or instruments reasonably requested by any of the Lessees.

         6. REPRESENTATIONS AND WARRANTIES.

         6.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to, and covenants and agrees with, Buyer as follows:

         (a) On the date hereof, (i) the Leases have been duly executed and delivered, are in full force and effect, constitute the valid and binding obligations of the Seller, as lessor, and the Lessees, as lessees, thereunder, are enforceable against Seller and the Lessees in accordance with their respective terms (subject to laws of general application affecting creditor's rights and to general principles of equity, and except that no representation or warranty is made with respect to the enforceability (1) of any automatic extension or renewal provisions or (2) of any interest or late payment provisions ) and to the best of the Seller's knowledge, no Event of Default exists thereunder by the Lessees, (ii) the Equipment is located at the places designated in the Leases (to the best of the Seller's knowledge) and the Equipment has been accepted under the Leases; and (iii) no Event of Default exists under the Liens. Seller has not received any "termination letters" with respect to the Leases except as set forth on the Schedule.

         (b) Seller owns the Equipment and the Leases free and clear of any and all leases, liens, claims and encumbrances other than the Liens and the rights of the Lessees under the Leases. By the delivery of the Bill of Sale to Buyer and upon the execution and delivery of the Assignment

Agreement, Seller will convey to Buyer title to the Equipment and the Leases free and clear of any and all leases, liens, claims and encumbrances other than the Liens and the rights of the Lessees under the Leases.

         (c) Seller is a corporation duly and validly organized and existing in good standing under the laws of the State of Delaware and has full power and authority to own its properties and carry on its business in the places where such properties are located and such business is conducted.

         (d) Seller has the power and authority to enter into, execute and deliver this Agreement, the Bill of Sale, the Assignment Agreement and all other instruments and documents executed and delivered and/or received, or to be executed and delivered and/or received, in connection with the transactions herein referred to and to carry out the sale and transfer of the Equipment and the Leases to Buyer and the transactions contemplated hereunder and thereunder. (This Agreement, the Bill of Sale, the Assignment Agreement and all such other instruments and documents are hereinafter referred to collectively as the "Documents"). There is no action, suit or proceeding pending against Seller before or by any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, delivery or performance by Seller of any Document. No approval of, or consent from, any governmental authority is required for the execution, delivery, or performance by Seller of any Document.

         (e) The execution and delivery of the Documents by Seller and the performance by it of its obligations thereunder, including, without limitation, the conveyance of the Equipment and the Lease and the acceptance of the purchase price in exchange therefor, have been duly authorized by all necessary corporate and/or other action of Seller and do not contravene, violate or conflict with
(i) any provision of Seller's articles of incorporation, by-laws or other organizational documents or (ii) any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority (applicable to Seller or its assets).

         (f) Except as set forth in the Schedule or in the Documents, the execution and delivery of the Documents by Seller, and the performance by Seller of its obligations thereunder, do not conflict and are not inconsistent with, and will not result (with or without the giving notice or passage of time or both) in a breach of or constitute a default or require any consent under or result in the creation of any lien, charge or encumbrance upon the Equipment or the Lease pursuant to the terms of any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease, guarantee or other instrument or agreement to which Seller is a party or by which Seller may be bound or to which it may be subject (except that it is necessary to obtain the consents of the Lenders with respect to the Funded Leases and the Equipment covered thereby). Without limiting the foregoing and except as set forth on the Schedule, Seller is not subject to any restriction or agreement which, with or without the giving of notice, the passage of time or both, prohibits or would be violated by, the execution, delivery and consummation of the Documents and the transactions referred to therein (except that it is necessary to obtain the consents of the Lenders with respect to the Funded Leases and the Equipment covered thereby).

         (g) The Documents constitute, or when executed and delivered will constitute, the legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, subject, however, to laws of general application affecting creditors' rights and to general principles of equity.

         (h) All sales, use, property, value added or other taxes, licenses, tolls, inspection or other fees, bonds, permits or certificates which were or may be required to be paid or obtained in connection with the acquisition of the Equipment by Seller or the leasing (prior to the Closing Date) of the Equipment to the Lessee have been, or when due will promptly be, paid in full or obtained.

         (i) With respect to the Funded Leases, (1) Seller has delivered to Buyer true and correct photocopies of the relevant master leases, (2) Seller will deliver to Buyer on the Closing Date the originals of the relevant master leases except for the master lease with Cendant Operations Inc. (and Seller will deliver to Buyer on the Closing Date a true and correct certified photocopy of the master lease with Cendant Operations Inc.) and (3) Seller will deliver to Buyer, within 10 business days after the Closing Date, true and correct photocopies of relevant equipment schedules, acceptance certificates, loan and security agreements, promissory notes and each and every other material document delivered to or by Seller in connection with the purchase of the relevant Equipment or the leasing of the relevant Equipment or creating or relating to the Liens (and to the extent that Seller may be in possession of originally executed copies of relevant equipment schedules, Seller shall deliver same to Buyer in lieu of photocopies). With respect to the Unfunded Leases, (1) Seller has delivered to Buyer true and correct certified photocopies of the relevant master leases, and true and correct photocopies of relevant equipment schedules, acceptance certificates and each and every other material document delivered in connection with the purchase of the relevant Equipment or the leasing thereof and (2) Seller will deliver to Buyer on the Closing Date the originals of the documents (not including the original master lease with Cendant Operations Inc. or ancillary documents related thereto) referred to in clause (1) of this sentence (except that with respect to these Unfunded Leases designated on the Schedule as "Previously Funded Leases", Seller shall deliver only deliver those originals which are presently in Seller's files). To the best of Seller's knowledge, the only persons who may be holding originally executed equipment schedules with respect to the Leases are Seller, the Lessees and the Lenders.

         (j) Effective upon the Closing Date, Seller hereby assigns to Buyer (to the extent assignable) the benefits of all warranties, representations, covenants, and indemnities made to Seller by, or which Seller is entitled to enforce against, any predecessor in title to the Equipment or the manufacturers of the Equipment. Seller shall not amend or modify the Leases or the Liens or cause a default thereunder. The aggregate outstanding principal balance of the debt secured by the Liens as of the dates set forth in the Schedule is $________.

         (k) Notwithstanding anything to the contrary contained in this Agreement or any other Document, Seller makes no representations or warranties concerning any software, services or intangible property (collectively, the "Inapplicable Items") covered under any Leases.

         (l) Effective upon the Closing Date and continuing for a period of one year from the Closing Date, Seller agrees not to enter into any new leases (for any equipment) with any of the Lessees (including, without limitation, any upgrades to the Equipment) except that (1) Seller may extend or renew any presently existing leases (not sold under this Agreement) between Seller and any of the Lessees and (2) Seller may lease to Cendant Operations Inc. any upgrade equipment (either as an attachment or as a replacement) to any of the equipment leased under Equipment Schedule Nos. 5 and 13 with Cendant Operations Inc.

         (m) EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 6.1, THE ASSIGNMENT AGREEMENT OR IN THE BILL OF SALE, SELLER MAKES NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR THE LIENS OR THE LEASES OR THE EQUIPMENT, ITS CONDITION,

ITS FITNESS FOR A PARTICULAR PURPOSE, ITS MERCHANTABILITY OR WITH RESPECT TO PATENT INFRINGEMENT OR THE LIKE. SELLER SHALL, IN NO EVENT, BE LIABLE TO BUYER FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES CAUSED, DIRECTLY OR INDIRECTLY, BY THE EQUIPMENT OR ANY INADEQUACY THEREOF FOR ANY PURPOSE, OR ANY DEFICIENCY OR DEFECT THEREIN, OR THE USE OR MAINTENANCE THEREOF, OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO.

6.2 REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to, and covenants and agrees with, the Seller as follows:

(a) Buyer is a corporation duly and validly organized and existing in good standing under the laws of the State of Connecticut and has full power and authority to own its properties and carry on its business where such properties are located and such business is conducted.

(b) Buyer has the power and authority to enter into, execute and deliver the Documents and to carry out the transactions contemplated thereunder.

(c) The execution and delivery of the Documents by Buyer, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate and/or other action of Buyer and do not contravene, violate or conflict with (i) any provision of Buyer's certificate of incorporation, by-laws or other organizational documents, or (ii) any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority (applicable to Buyer or its assets). There is no action, suit or proceeding pending against Buyer before or by any court, administrative agency of other governmental authority which brings into question the validity of, or might in any way impair, the execution, delivery or performance by Buyer of any Document. No approval of, or consent from, any governmental authority is required for the execution, delivery or performance by Buyer of any Document.

(d) The execution and delivery of the Documents by Buyer, and the performance by Buyer of its obligations thereunder, do not conflict with and are not inconsistent with, and will not result (with or without the giving of notice or passage of time or both) in a breach of or constitute a default or require any consent under or result in the creation of any lien, charge or encumbrance upon the Equipment or the Leases pursuant to the terms of any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease, guarantee or other instrument or agreement to which Buyer is a party or by which Buyer may be bound or to which it may be subject. Without limiting the foregoing, Buyer is not subject to any restriction or agreement which, with or without the giving of notice, the passage of time or both, prohibits or would be violated by, the execution, delivery and consummation of the Documents and the transactions referred to therein.

(e) The Documents constitute, or when executed and delivered will constitute, the legal, valid and binding obligations of Buyer enforceable in accordance with their respective terms, subject, however, to laws of general application affecting creditors' rights and to general principles of equity.

7. INDEMNIFICATION. Each of Seller and Buyer will indemnify the other and protect, defend and hold it harmless from and against any and all loss, cost, damage, injury or expense, including, without limitation, reasonable attorneys' fees and court costs, wheresoever and howsoever arising, which the indemnified party or its subsidiaries or stockholders, or any of its, or their, directors, officers, agents, employees, stockholders, or partners, may incur by reason of any breach or untruthfulness by the indemnifying party of any of its representations, covenants, agreements, warranties or obligations set forth in any of the Documents.

8. TAXES. Buyer shall pay or cause to be paid, as the case may be, when due, all sales, franchise, use, property or other taxes (other than taxes based on the net income of Seller), licenses, tolls, inspection or other fees, bonds, permits or certificates now or hereafter imposed by or required to be paid or obtained to or from any jurisdiction in connection with the sale of the Equipment by Seller to Buyer.

9. SPECIAL INDEMNITY. Notwithstanding anything to the contrary contained in this Agreement or any Document, Seller's maximum aggregate liability under this
Section 9 shall not exceed $160,000 in the aggregate (the "Maximum Aggregate Liability Amount"), subject to reduction as hereinafter set forth. It is acknowledged that the parties will be closing the transactions contemplated hereunder without obtaining (i) the prior acknowledgements of the Lessees (the "Lessee Acknowledgements") to the transfer of the Leases and the Equipment and
(ii) the prior consents or acknowledgements (as applicable) of the Lenders to the transfer of the Equipment and the Leases (such consents or acknowledgements, as applicable, are collectively called the "Lender Consents"). In order to induce Buyer to close the contemplated transactions without obtaining, prior to the Closing Date, the Lessee Acknowledgements and the Lender Consents, Seller has agreed to make this indemnity in this Section 9. Subject to the Maximum Aggregate Liability Amount, Seller agrees to indemnify Buyer for any losses which Buyer may suffer as a result of not obtaining, prior to the Closing Date,
(i) with respect to the Applicable Funded Leases (as hereinafter defined), the Lessee Acknowledgements related thereto or the Lender Consents related thereto and (ii) with respect to the Unfunded Leases, the Lessee Acknowledgments related thereto. With respect to any Applicable Funded Lease, if Buyer shall receive the Lessee Acknowledgement related thereto and the Lender Consent related thereto, the Maximum Liability Aggregate Amount shall be reduced by the "Reduction Amount" set forth on the Schedule opposite such Applicable Funded Lease. Such reduction may occur from time to time as such Lessee Acknowledgments and Lender Consents are obtained. With respect to any Unfunded Lease, if Buyer shall receive the Lessee Acknowledgement related thereto, the Maximum Aggregate Liability Amount shall also be reduced by the "Reduction Amount" set forth on the Schedule opposite such Unfunded Lease. Such reduction may occur from time to time as such Lessee Acknowledgements are obtained. The term "Applicable Funded Lease" means any Funded Lease which does not give the Lessee thereunder the option or the right to purchase the related Equipment for $1.00 (or less) at the expiration of the lease term thereof. The Seller's obligations under this Section are conditioned upon Buyer exercising commercially reasonable efforts to promptly obtain the Lessee Acknowledgments and the Lender Consents, including (without limitation) executing such documents or instruments as any Lessee or Lender may reasonably request in connection therewith, and Buyer and Seller agree to exert such efforts (and execute such documents and instruments). Without limiting the foregoing, Seller agrees to contact the Lessees and the Lenders by telephone if the Lessee acknowledgements and the Lender Acknowledgements are not obtained within 2 weeks from the Closing Date.

10. MISCELLANEOUS.

10.1 SURVIVAL. The covenants, agreements, indemnities, representations and warranties made herein shall survive the execution and delivery of the Documents and the consummation of the transactions described therein.

10.2 SUCCESSORS AND ASSIGNS. The rights and obligations of the parties hereunder shall inure to the benefit of, and be binding and enforceable upon, the respective successors and assigns of either party. However, notwithstanding the foregoing, neither party may assign its rights or obligations under any of the Documents without the consent of the other party.

10.3 NOTICES. Any notice, request or other communication to either party by the other hereunder shall be given in writing and shall be deemed given on the earlier of the same is (i) personally delivered with receipt acknowledged, or
(ii) sent by nationally recognized overnight carrier and addressed to the party for which it is intended at the address set forth at the head of this Agreement. The place to which notices or copies of notices are to be given to either party may be changed from time to time by such party by written notice to the other party.

10.4 GOVERNING LAW. This Agreement shall be governed by and interpreted under the laws of the state of New York applicable to contracts made and to be performed therein without giving effect to the principles of conflict of laws thereof.

10.5 CAPTIONS. Captions used herein are inserted for reference purposes only and shall not affect the interpretation or construction of this Agreement.

10.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10.7 AMENDMENTS. This Agreement may be amended or varied only by a document, in writing, of even or subsequent date hereof, executed by Buyer and Seller.

10.8 NO BROKERAGE FEES. No third party brokerage fees are payable in connection with the transaction set forth herein.

10.9 FURTHER ASSURANCES. Each party hereto shall promptly execute and deliver all such further instruments and documents, and promptly take such further action, as may reasonably be requested by the other party in order to fully carry out the intent and accomplish the purposes of the Documents and the transactions referred to therein including, without limitation, any document or instrument requested by any Lessee or Lender.

10.10 CANCELLATION. If the Closing Date shall not have occurred by May __, 2000, this Agreement and any other Documents shall thereupon be automatically cancelled without further liability (except that the defaulting or breaching party shall be liable to the other party for damages).

         IN WITNESS WHEREOF, the Buyer and Seller have executed this Agreement as of the date first above written.

Buyer: Stamford Computer Group Inc.         Seller:  Paramount Operations Inc.

By:  ____________________________           By:  ____________________________

Name:  __________________________           Name:  __________________________

Title:  _________________________           Title:  _________________________

                                   EXHIBIT C-1

                        (Paramount Operations Letterhead)

                                  May ___, 2000

(Name and Address of Lessee)

Gentlemen:

         Subject and subordinate to (i) the prior assignments to the lenders described on Schedule A hereto ("Lenders") and (ii) the security interests previously granted to the Lenders, this letter is to notify you that Paramount Operations Inc. (formerly known as Paramount Financial Corporation) ("Paramount") has (x) assigned to Stamford Computer Group Inc. ("Stamford") Paramount's rights and interest in the Equipment Schedules listed on Schedule A hereto (the "Leases") to the Master Lease Agreement dated ______ between Paramount as lessor and (Name of Lessee) as lessee ("Lessee") and (y) sold to Stamford the equipment covered by the Leases.

         Nothwithstanding such assignment and sale, Lessee should continue to pay to the Lenders all rental payments and other sums payable under the Leases until the Lenders advise Lessee otherwise in writing.

         Lessee hereby confirms that the Leases are in full force and effect and not in default.

         Lessee, by its execution below, hereby acknowledges receipt of this letter and agrees with the provisions hereof. Please return a signed copy of this letter to Stamford at 74 West Park Place, Stamford, Connecticut 06901, or fax a signed copy of this letter to Stamford at (203) 324-3195.

         If you have any questions, please call me at (516) 938-3400.

                                         Paramount Operations Inc.

                                         By:  ____________________________
                                                  Glenn Nortman, CEO

Acknowledged and Agreed to:

(Name of Lessee)

By: _______________________
Title:______________________
Name:_____________________

                                  EXHIBIT C-2*

                        (Paramount Operations Letterhead)

                                  May ___, 2000

(Name and Address of Lessee)

Gentlemen:

         Subject and subordinate to (i) the prior assignments to the lenders described on Schedule A hereto ("Lenders") and (ii) the security interests previously granted to the Lenders, this letter is to notify you that Paramount Operations Inc. (formerly known as Paramount Financial Corporation) ("Paramount") has (x) assigned to Stamford Computer Group Inc. ("Stamford") Paramount's rights and interest in the Equipment Schedules listed on Schedule A hereto (the "Leases") to the Master Lease Agreement dated ______ between Paramount as lessor and (Name of Lessee) as lessee ("Lessee") and (y) sold to Stamford the equipment covered by the Leases.

         Nothwithstanding such assignment and sale, Lessee should continue to pay to Paramount all rental payments and other sums payable under the Leases until Paramount or the Lender advises Lessee otherwise in writing. Please be advised that Paramount is in the process of transferring the administration of the Leases to Stamford, and that in connection therewith, Paramount or the Lender may be shortly notifying the Lessee to make payments to Stamford or the Lender (in lieu of Paramount).

         Lessee hereby confirms that the Leases are in full force and effect and not in default.

         Lessee, by its execution below, hereby acknowledges receipt of this letter and agrees with the provisions hereof. Please return a signed copy of this letter to Stamford at 74 West Park Place, Stamford, Connecticut 06901, or fax a signed copy of this letter to Stamford at (203) 324-3195.

         If you have any questions, please call me at (516) 938-3400.

                                          Paramount Operations Inc.

                                          By:  ____________________________
                                                   Glenn Nortman, CEO

Acknowledged and Agreed to:
(Name of Lessee)

By: _______________________
Title:______________________
Name:_____________________

*To be used for Special Funded Leases

                                    EXHIBIT D

                        (Paramount Operations Letterhead)

                                  May ___, 2000

(Name and Address of Lessee)

Gentlemen:

         This letter is to notify you that Paramount Operations Inc. (formerly known as Paramount Financial Corporation) ("Paramount") has (i) assigned to Stamford Computer Group Inc. ("Stamford") Paramount's rights and interest in Equipment Schedule No. ____ (the "Lease") to Master Lease Agreement dated __________ between Paramount as lessor and (Name of Lessee) as lessee ("Lessee") and (ii) sold to Stamford the equipment covered by the Lease.

         Commencing with the rental payment due on May 1, 2000, Paramount hereby directs Lessee to pay all rental payments and other sums due under the Lease directly to Stamford at:

                          Stamford Computer Group Inc.
                          74 West Park Place
                          Stamford, CT  06901

         If such May 2000 rental payment has already been paid to Paramount, then the above payment instruction shall commence with the June 2000 rental payment. Any rental payments or other sums due under the Lease prior to May 1, 2000 should be paid directly to Paramount.

         Lessee hereby confirms that (i) the Lease is in full force and effect and no default exists thereunder, (ii) as of May 1, 2000, there are ____ monthly rental payments of $______ each remaining under the Lease and (iii) Lessee will comply with the payment instructions set forth above.

         Lessee, by its execution below, hereby acknowledges receipt of this letter and agrees with the provisions hereof. Please return a signed copy of this letter to Stamford at 74 West Park Place, Stamford, Connecticut 06901, or fax a signed copy of this letter to Stamford at (203) 324-3195.

         If you have any questions, please call me at (516) 938-3400.

                                         Paramount Operations Inc.

                                         By:  ____________________________
                                                  Glenn Nortman, CEO

Acknowledged and Agreed to:

(Name of Lessee)

By: _______________________
Title:______________________
Name:_____________________

                                    EXHIBIT E

                        (Paramount Operations Letterhead)

                                  May ___, 2000

(Name and Address of Lender)

Gentlemen:

         Subject and subordinate to (i) the prior assignments to you and (ii) the security interests previously granted to you, this letter is to notify you that Paramount Operations Inc. (formerly known as Paramount Financial Corporation) ("Paramount") has (x) assigned to Stamford Computer Group Inc. ("Stamford") Paramount's rights and interest in the Equipment Schedules listed on Schedule A hereto (the "Leases") to the Master Lease Agreement listed on Schedule A hereto between Paramount as lessor and the lessees listed on Schedule A hereto (the "Lessees") and (y) sold to Stamford the equipment covered by the Leases.

         Stamford's address is 74 West Park Place, Stamford, Connecticut 06901. The contact person at Stamford is Cynthia L. Dwelle, Esq. and her telephone number is (203) 324-9495.

         By your signing below, you hereby consent to the foregoing sale and assignment.

         If you have any questions, please call me at (516) 938-3400.

                                      Paramount Operations Inc.

                                      By:  ____________________________
                                               Glenn Nortman, CEO

Consented to:

(Name of Lender)

By: _______________________
Title:______________________
Name:_____________________



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

                                    EXHIBIT F

                                  May __, 2000

Stamford Computer Group Inc.
74 West Park Place
Stamford, CT  06901

Gentlemen:

         Reference is made to the Master Lease Agreements listed on Schedule A hereto (the "Master Leases"). Stamford Computer Group Inc. ("Stamford") hereby represents that it is presently in possession of the originally executed counterparts of the Master Leases (the "Originals"). Stamford agrees that it is holding (and will hold) the Originals for the benefit of Stamford and Paramount Operations Inc. ("Paramount"). If Paramount or any assignee of Paramount reasonably requires possession of any Original for enforcement purposes (or any other reasonable purpose), Stamford agrees to promptly lend possession of such Original to Paramount or such assignee, provided that Paramount or such assignee agrees to return such Original to Stamford upon the earlier of (i) when Paramount or such assignee no longer reasonably requires possession of such Original or (ii) when Stamford reasonably requires possession of such Original. Stamford and Paramount agree to cooperate with each other in connection with the foregoing.

         If Stamford agrees with the foregoing, please so indicate by signing in the space provided below.

                                         Very truly yours,

                                         PARAMOUNT OPERATIONS INC.

                                         By:  _________________________
                                         Title: _______________________
                                         Name: ________________________

Agreed to:

STAMFORD COMPUTER GROUP INC.

By:  _________________________
Title: _______________________
Name: ________________________

                                    EXHIBIT G

                                  May __, 2000

Stamford Computer Group Inc.
74 West Park Place
Stamford, CT  06901

Gentlemen:

         Paramount Operations Inc. ("Paramount") hereby represents that it is presently in possession of the originally executed counterpart of the Master Lease with Cendant Operations Inc. (the "Original"). Paramount agrees that it is holding (and will hold) the Original for the benefit of Stamford Computer Group Inc. ("Stamford") and Paramount. If Stamford or any assignee of Stamford reasonably requires possession of the Original for enforcement purposes (or any other reasonable purpose), Paramount agrees to promptly lend possession of the Original to Stamford or such assignee, provided that Stamford or such assignee agrees to return such Original to Stamford upon the earlier of (i) when Stamford or such assignee no longer reasonably requires possession of the Original or
(ii) when Paramount reasonably requires possession of the Original. Stamford and Paramount agree to cooperate with each other in connection with the foregoing.

         If Stamford agrees with the foregoing, please so indicate by signing in the space provided below.

                                        Very truly yours,

                                        PARAMOUNT OPERATIONS INC.

                                        By:  _________________________
                                        Title: _______________________
                                        Name: ________________________

Agreed to:

STAMFORD COMPUTER GROUP INC.

By:  _________________________
Title: _______________________
Name: ________________________